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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 13, 1998



                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                       001-13245               75-2702753
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)

1400 WILLIAMS SQUARE WEST
5205 NORTH O'CONNOR BLVD.
       IRVING, TEXAS                                           75039
(Address of principal executive                              (Zip code)
         offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 NOT APPLICABLE
         (former name and former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A) None

         (B) None

(C)      EXHIBITS
         99.1     Share Purchase Agreement, dated February 13, 1998, among
                  Pioneer Natural Resources Company, Trimac Corporation and
                  761795 Alberta Ltd.

         99.2     Share Purchase Agreement, dated February 13, 1998, among
                  Pioneer Natural Resources Company, 398215 Alberta Ltd. and Guy
                  J. Turcotte.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         PIONEER NATURAL RESOURCES COMPANY
                         (Registrant)



                         By:   /s/ MARK L. WITHROW
                               ----------------------------------------------
                         Name:    Mark L. Withrow
                         Title:   Executive Vice President



Date:    February 23, 1998



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                   PAGE
99.1           Share Purchase Agreement, dated February 13, 1998, among Pioneer
               Natural Resources Company, Trimac Corporation and 761795 Alberta
               Ltd.

99.2           Share Purchase Agreement, dated February 13, 1998, among Pioneer
               Natural Resources Company, 398215 Alberta Ltd. and Guy J.
               Turcotte.

